UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 27, 2023

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	NHMD	OTC

Item 8.01 Other Information.

The Company's team recently convened in South America for meetings with suppliers and buyer's agents. During these discussions, our supplier informed us that they would be providing sugar from their 2024 allocation because the 2023 allocation was unavailable due to holiday-related issues. Consequently, the initial shipments are scheduled to commence in January 2024, with the Company having already funded $150,000 towards the associated costs.

Furthermore, the Company is actively pursuing additional allocations from refineries and suppliers for both sugar and chicken parts to fulfill forthcoming contracts. Once we secure these allocations, our focus shifst to coordinating with buyers to match the volume we've acquired.

In parallel, the Company has initiated discussions with a sugar refinery in Mexico to explore opportunities for securing additional sugar supply. We are also collaborating with brokers to source sugar for clients outside our current network, thereby expanding our potential buyer base.

In another strategic move, the Company is making substantial progress with its master brokerage division for fuel product. We are on the verge of finalizing the master broker agreement and have engaged in discussions with buyer and seller agents to launch this division. We are actively working with buyers to locate suitable fuel supplies and exploring partnerships with a refinery in Dubai to diversify our range of available fuels.

The information in this Current Report on Form 8-K with respect to Item 8.01 is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nate’s Food Co.

Dated: December 27, 2023	By:	/s/Nate Steck
	Name:	Nate Steck
	Title:	CEO

3